UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2018

PARKERVISION, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-22904	59-2971472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7915 Baymeadows Way, Jacksonville, Florida	32256
(Address of Principal Executive Offices)	(Zip Code)

(904) 732-6100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.01.Change in Registrant’s Certifying Accountant.

On April 9, 2018, ParkerVision, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLC (“PWC”) as the Company’s independent registered public accounting firm.  The Audit Committee of the Board of Directors of the Company (the “Audit Committee”) participated in and approved the decision to change the Company’s independent registered public accounting firm.

PWC’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that PWC’s reports for the years ended December 31, 2017 and 2016 included an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the years ended December 31, 2017 and 2016, and through the subsequent interim period through April 9, 2018, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to PWC’s satisfaction, would have caused PWC to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning if Item 304(a)(1)(v) of Regulation S-K.

The Company provided PWC with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that PWC furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein.   A copy of PWC’s letter dated April 13, 2018, is filed as Exhibit 16.1 hereto.

On April 9, 2018, the Audit Committee approved the appointment of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the Company’s year ended December 31, 2018, subject to completion of BDO’s standard client acceptance procedures and execution of an engagement letter.  On April 13, 2018, BDO completed its procedures, accepted appointment as the Company’s independent registered public accounting firm and the Audit Committee executed an engagement letter with BDO.

During the fiscal years ended December 31, 2017 and 2016, and through the subsequent interim period through April 9, 2018, neither the Company nor anyone acting on its behalf has consulted with BDO regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

16.1	Letter of PricewaterhouseCoopers, LLP, dated April 13, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 13, 2018
PARKERVISION, INC.

By /s/ Cynthia Poehlman
Cynthia Poehlman
Chief Financial Officer